The American Funds Group(r)

THE GROWTH FUND OF AMERICA

investing in the Future

[montage illustration of a DNA strand, fiber optic cables, satellite dishes on a hillside, and a scientific thermometer]

Annual Report
for the year ended -- August 31, 2000


THE GROWTH FUND OF AMERICA(r)
invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The Growth Fund of America is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

ABOUT THE COVER:
The Growth Fund of America invests in companies that we believe will show strong growth for years to come. Industries represented on the cover include biotechnology, fiber optics and data communications.

[begin table]

                                                   5-year                 Lifetime*
                            12-month               average annual         average annual
                            total returns          compound returns       compound returns
                            (9/1/99-8/31/00)       (9/1/95-8/31/00)       (12/1/73-8/31/00)

The Growth Fund of          53.5%                  28.1%                  18.9%
America

Standard & Poor's           16.3                   24.0                   14.9
500 Composite Index

Lipper Capital              32.1                   20.6                   15.2
Appreciation Fund
Index

Lipper Growth Fund          28.1                   22.5                   14.3
Index

Lipper Multi-Cap            52.6                   26.1                   16.2
Growth Fund Index


*Since Capital Research and Management Company began managing the fund on 12/1/73.
[end table]


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated.

There are two ways to invest in The Growth Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.




FELLOW SHAREHOLDERS:

[Begin Sidebar]
Researchers in corporate laboratories and workshops are already hard at work seeking to reap benefits from the biotechnology and bandwidth revolutions. [End Sidebar]

We are pleased to report another year of exceptional gains for The Growth Fund of America. For the fiscal year ended August 31, 2000, the fund produced a total return of 53.5%, outpacing all of its benchmarks, most by wide margins.

The fund's gain assumes you reinvested the dividend of 4.5 cents a share and capital gain distribution of $3.20 a share paid in December 1999. In comparison, the unmanaged Standard & Poor's 500 Stock Composite Index, a measure of large U.S. stocks, increased 16.3% while the Lipper Capital Appreciation Fund Index, which tracks the largest capital appreciation funds, gained 32.1%.

We are gratified that the fund has once again produced a gain of more than 50%, following last year's 61.3% gain. It was particularly satisfying that the fund was able to achieve these results with about 14% of assets held in cash and equivalents as a reserve against heightened volatility. We now have more than $5 billion cash available to invest if the stocks of our favorite companies "go on sale" in a market downdraft.

In addition, as the table on the facing page illustrates, the fund has outpaced the indexes over the short, medium and long term.


BANDWIDTH REVOLUTION HELPS FUND

Technology companies involved with the expansion of bandwidth for high-speed data communications helped the fund enormously. PMC-Sierra, a designer of semiconductors for high-speed data communications and the fund's third-largest holding, rose 407.5%. Corning, which manufactures optical fiber and other high performance glass products, gained 393.1%. Corning is the fund's seventh-largest investment. Palm, a spin-off from 3Com that makes handheld wireless devices called "personal digital assistants," increased 163.0%. These companies are leading the way to meet the worldwide demand for faster and richer data transmission to individuals and businesses over the Internet whether through a computer or a handheld wireless device.

Other technology companies among our top ten holdings that did especially well were Micron Technology, a manufacturer of memory-related integrated circuits (+119.3%) and Texas Instruments, the world's largest manufacturer of digital signal processors (+63.1%).

[illustration of a DNA strand and fiber optic cables]


MEDIA COMPANIES DELIVER STRONG RESULTS

An important part of the explosive growth of the Internet and increasing bandwidth (the rate at which data can be transmitted from one computer to another) is the need for content. That is why the fund has long been invested in content-providing entertainment and media companies. Viacom, our largest holding (+60.0%), and Time Warner, the fund's second-largest holding (+44.2%), delivered strong results in the past fiscal year. Viacom completed its acquisition of CBS, and Time Warner is in the process of being acquired by America Online.


BIOTECHNOLOGY STOCKS ATTRACT INVESTORS

The fund's investments in the biotechnology industry did extraordinarily well. They included Celera Genomics (+654.4%), Millennium Pharmaceuticals (+385.7%) and Affymetrix (+105.0%). The sequencing of the human genome completed in June is expected to lead eventually to the development of new diagnostic tests and therapeutic drugs for genetic diseases, and these companies are key players in research and development of this new science. Our feature story, which begins on page 4, describes how the fund invests in the biotechnology and bandwidth revolutions with an eye for value.


HOW THE FUND FARED DURING THE NASDAQ DECLINE

The fund did especially well this year in that it declined less than most other funds of this type during the big fall taken by technology stocks last spring. From March 10 through May 23, the technology-heavy Nasdaq index fell 37% and the Morgan Stanley Internet Index tumbled 50%. In contrast, The Growth Fund of America declined only 11%. The fund has had very little exposure to the pure "dot.com" stocks that fell sharply during the spring decline. Instead, the fund's Internet investments have focused on companies that build infrastructure and provide services for the Internet.


LOOKING AHEAD

In December, the fund expects to pay a capital gain distribution of between 8% and 12% of the current share price. We are always mindful of taxes that our shareholders pay on capital gain distributions. However, careful portfolio management means that securities will be sold when it is appropriate to do so for investment reasons.

The past 12 months marked the ninth consecutive year of solid economic growth in the United States. The coming year, however, has a number of question marks surrounding it - rising oil prices, concerns about the availability of energy and a new administration in Washington among them. Reflecting on the fund's past two years of remarkable gains and the possibly volatile year ahead, we believe it is important for growth-oriented investors to take a long-term perspective.

Cordially,

/s/ James F. Rothenberg
James F. Rothenberg
Chairman of the Board

/s/ James E. Drasdo
James E. Drasdo
President

October 11, 2000



THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 Investment has Grown
From December 1, 1973 Through August 31, 2000

[Begin Table]

             Average Annual Compound Returns
(based on a $1,000 investment with all distributions reinvested)
      Class A Shares* reflecting 5.75% maximum sales charge
                                Periods Ended
                                           9/30/2000
                                           (the most recent
                         8/31/2000         calendar quarter)
10 years                 + 22.14%          + 22.33%
5 years                  + 26.61%          + 25.51%
1 year                   + 44.67%          + 39.43%


*Results for Class B shares are not shown because of the brief time between their introduction on March 15, 2000, and the end of the period.
[End Table]


[begin mountain chart]
$965,879(1),(2)
The Growth
Fund of America

$438,718(3)
Lipper Capital
Appreciation
Fund Index

$415,709(4)
Standard
& Poor's 500
Composite Index

$354,976(3)
Lipper Growth
Fund Index

$37,647(5)
Consumer
Price Index
(inflation)

$10,000(1)
original
investment

                                Lipper   Standard &
            The Growth         Capital   Poor's 500                       Consumer
              Fund of     Appreciation    Composite    Lipper Growth   Price Index     Original
Year           America      Fund Index        Index       Fund Index   (inflation)   Investment
1974*            $7,874          $7,563       $7,738           $7,204       $10,893      $10,000
1975             $9,792          $9,379       $9,784           $9,126       $11,830      $10,000
1976            $11,165         $11,009      $12,056          $10,607       $12,505      $10,000
1977            $12,377         $11,796      $11,825          $10,558       $13,333      $10,000
1978            $20,136         $15,352      $13,294          $13,315       $14,379      $10,000
1979            $23,595         $17,603      $14,831          $15,033       $16,078      $10,000
1980            $31,496         $23,344      $17,533          $19,013       $18,148      $10,000
1981            $35,383         $25,992      $18,459          $20,125       $20,109      $10,000
1982            $38,595         $27,089      $19,055          $20,339       $21,285      $10,000
1983            $56,382         $43,555      $27,503          $30,631       $21,830      $10,000
1984            $56,805         $41,112      $29,176          $29,823       $22,767      $10,000
1985            $64,493         $47,110      $34,494          $34,712       $23,529      $10,000
1986            $82,962         $63,140      $47,994          $46,117       $23,900      $10,000
1987           $109,730         $81,186      $64,621          $59,044       $24,924      $10,000
1988            $97,962         $65,886      $52,989          $49,752       $25,926      $10,000
1989           $136,507         $89,371      $73,784          $67,293       $27,146      $10,000
1990           $123,184         $81,474      $70,004          $62,015       $28,671      $10,000
1991           $160,815        $103,691      $88,899          $79,872       $29,760      $10,000
1992           $168,703        $108,930      $95,952          $84,053       $30,697      $10,000
1993           $210,268        $134,479     $110,532         $101,030       $31,547      $10,000
1994           $222,852        $140,353     $116,621         $105,782       $32,462      $10,000
1995           $279,811        $171,806     $141,605         $128,702       $33,312      $10,000
1996           $282,323        $192,511     $168,079         $142,829       $34,270      $10,000
1997           $391,123        $240,565     $236,530         $191,969       $35,033      $10,000
1998           $390,174        $229,985     $255,645         $196,093       $35,599      $10,000
1999           $629,203        $332,052     $357,444         $277,049       $36,405      $10,000
2000           $965,879        $438,718     $415,709         $354,976       $37,647      $10,000

[end mountain chart]


[begin table]

Year ended August 31       1974*        1975         1976         1977         1978         1980
TOTAL VALUE
Dividends reinvested           -         $362         283             -         254          307
Value at year-end(1)       $7,874       9,792        11,165       12,377       20,136       31,496
GFA TOTAL RETURN           (21.3)       24.4         14.0         10.9         62.7         33.5


Year ended August 31       1981         1982         1983         1984         1985         1987
TOTAL VALUE
Dividends reinvested       546          1,673        2,290        1,643        1,249        1,354
Value at year-end(1)       35,383       38,595       56,382       56,805       64,493       109,730
GFA TOTAL RETURN           12.3         9.1          46.1         0.8          13.5         32.3


Year ended August 31       1988         1989         1990         1991         1992         1994
TOTAL VALUE
Dividends reinvested       1,502        1,743        3,611        3,208        2,510        929
Value at year-end(1)       97,962       136,507      123,184      160,815      168,703      222,852
GFA TOTAL RETURN           (10.7)       39.3         (9.8)        30.5         4.9          6.0


Year ended August 31       1995         1996         1997         1998         1999         2000
TOTAL VALUE
Dividends reinvested       1,372        2,452        2,019        2,525        1,956        1,081
Value at year-end(1)       279,811      282,323      391,123      390,174      629,203      965,879
GFA TOTAL RETURN           25.6         0.9          38.5         (0.2)        61.3         53.5

Average
annual
compound
return
for 26-3/4
years
18.6%(1),(2)
[end table]

PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS. THE INDEXES ARE UNMANAGED AND DO NOT REFLECT THE EFFECTS OF SALES CHARGES, COMMISSIONS OR EXPENSES.

* For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment advisor) through August 31, 1974.

(1) These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments larger than $25,000. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are invested in additional shares. Results shown do not take into account income or capital gain taxes.

(2) Includes reinvested dividends of $37,302 and reinvested capital gain distributions of $259,633

(3) Includes reinvested dividends.

(4) Includes reinvested dividends of $54,636.

(5) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.






[microscopic photo of a DNA strand]
[begin caption]
New technology allows for digital tracking of DNA. The image on this page is a brightly colored DNA sequencing gel.
[end caption]


INVESTING IN THE FUTURE
WITH AN EYE FOR VALUE

[picture of fiber optic cables]
Picture a typical day 15 years in the future. You sit at a monitor and, with a vocal command, have instant access to an entire world of full-length, 3-D movies, high-fidelity audio and a complete set of educational, e-commerce and communications tools - all through a single, affordable high-bandwidth connection to the Internet.

[Begin Pull Quote]
"We depend on fundamental research to point out changing trends and elements of future growth."
(jim rothenberg)
[End Pull Quote]

There are monitors all over your house - on desk tops, even on your refrigerator - and you no longer have to go to a bookstore to buy a book or magazine. You merely download novels and magazines into a flat Plexiglas monitor, and turn pages electronically.

You order a medicine to lower your blood pressure from an Internet pharmacy. In a few hours, you will receive a version of the drug based on your unique genetic profile. You will have already taken a test using a microchip that can detect gene mutations - and forecast your chances of coming down with a serious condition like Alzheimer's disease. The test will also have shown whether you have a predisposition for developing cancer or heart disease.

These future scenarios aren't as far-fetched as you may think. Researchers in corporate laboratories and workshops are already hard at work on many aspects of the impending bandwidth explosion and the revolution in biotechnology.

Analysts and portfolio counselors for Capital Research and Management Company, the adviser to The Growth Fund of America, are hard at work as well, identifying the companies that may be best positioned to participate profitably in the many dramatic advances that will benefit society in the decades ahead. These are companies with potential for major growth 5, 10, 15 and 20 years down the road.

Admittedly, "the future is not even on the radar screen today," says Jim Rothenberg, chairman of the fund. "Our process helps us pick what we hope are the right companies in the right industries for the long term. We depend on fundamental research to point out changing trends and elements of future growth."

The fund's extensive research on bandwidth and biotech developments provides a close look at that process.


THE BANDWIDTH REVOLUTION
POISED FOR EXPONENTIAL GROWTH

[photo of fiber optic line]
[Begin Pull Quote]
In 1985, it took six fibers in a fiber-optic line to carry a television broadcast of a single football game. Now, one fiber can handle 700 football games.
[End Pull Quote]

"Five years ago, if anyone asked about $bandwidth,' they thought you were talking about how many tuba players you had in your band," says David Siminoff, an Internet and media analyst for The Growth Fund of America. "Today, almost everyone knows that bandwidth is the amount of data that can be transmitted at any one moment from one computer to another. Bandwidth is the biggest buzzword on the Internet."

Although computing power is said to have doubled every 18 months, the speed of connections between computers has remained stubbornly slow for most users, limiting the impact of the information revolution.

That's about to change as a new generation of high-speed fiber-optic data communications networks are switched on over the next five years. They will offer exponentially greater bandwidth. No longer will Internet access be measured at a slow 28,880 bits per second (bps), but in megabytes, gigabytes and terabytes per second. (The text of the Bible, for example, uses only five megabytes.)


THE SECOND WAVE OF THE INFORMATION EXPLOSION

Proponents of the bandwidth explosion say this vast increase in communications capacity will be nothing less than the second wave of the information technology revolution. "It's not inconceivable that there will be a million-fold rise in Internet traffic by 2005," says George Gilder, an author and consultant who specializes in bandwidth.

In 1985, it took six fibers in a fiber-optic line to carry a television broadcast of a single football game. Now, one fiber can handle 700 football games. Bandwidth has been expanded by technological changes in fiber composition, signal compression, satellite transmission, photonics and semiconductors, says Gordon Crawford, portfolio counselor for the fund.


DEVELOPING BIGGER FIBER-OPTIC PIPES

In a few years, as these capabilities soar and costs dive, watching an Internet TV broadcast from anywhere in the world should be as simple as accessing a website. Movies and entertainment could be available on demand and the cost of long-distance calls should be negligible. Video phones and video e-mail could quickly catch on, and the interactive dream of marrying television with the computer will be fulfilled. "Companies are developing bigger fiber-optic $pipes' to spread richer and richer applications to more and more people," says Barry Crosthwaite, a Capital Research analyst who covers fiber-optics companies.

Still, problems remain before these forecasts can come true. One is sometimes known as the "last-mile bottleneck." The major advances and investments in expanding bandwidth have almost all been made in "backbone networks" - the networks that carry traffic around cities, around the country or around the world. The problem is, almost all homes and small businesses are connected to these backbones by telephone lines, which can handle only a trickle of data.


FILLING IN THE BACKBONE OF BROADBAND

To fill the backbones, homes and small businesses will have to have big, fast connections too - called broadband. More than 2 million households have a broadband connection as of September 2000, and many more are expected by year's end. Most people get broadband through a cable TV line. The second-most-popular option is a telephone line, and a few people use a satellite dish or other wireless technology.

"Everyone in the world knows this is an exciting area," says Gordon Crawford. "There will be winners and losers in broadband. Even if you identify the winners, there are times to own them and times not to own them."

[blurred photo of a computer mouse]
[Begin Pull Quote]
Proponents of the bandwidth explosion say this vast increase in communications capacity will be nothing less than the second wave of the information technology revolution.
[End Pull Quote]


BIOTECHNOLOGY BREAKTHROUGH
THE SEQUENCING OF THE HUMAN GENOME

[photo of the human genome]
[Begin Pull Quote]
"Your grandfather made his money in railroads. Your dad struck it rich in oil stocks. And you? You scored big with Internet phenoms." Your children may make it big in biotechnology.
[End Pull Quote]

In June of this year, scientists produced a rough but complete map of the human genome, an endeavor that's been going on for the past ten years. It is expected to benefit mankind and at the same time create new wealth for investors. Uncovering the underpinnings of disease will pave the way for the discovery and development of new tests to accurately diagnose individual predisposition to medical conditions and of new drugs to treat disease, scientists say.

As Fortune magazine put it at the end of last year: "Your grandfather made his money in railroads. Your dad struck it rich in oil stocks. And you? You scored big with Internet phenoms." Your children may well make it big in biotechnology or bioinformatics (a new discipline which marries computer science and biology.)

But it won't be as easy or straightforward as many investment enthusiasts would have you believe. "The biology of the human body is complicated," says Rick Beleson, biotechnology analyst for the fund. "Unlike development cycles in the computer industry, it usually takes many years to develop a drug and bring it to market."


THE LONG ROAD TO A PAYOFF

In 1975, medical researchers were excited by the potential of monoclonal antibodies - and a number of companies were founded to capitalize on the new technology for creating them. Researchers envisioned they could create antibodies directed against a single antigen on a cancer cell and destroy the target without damaging normal tissue. "But scientific and financial disappointments ensued," Rick says. "It wasn't until quite recently, just in the past three years, that monoclonal antibodies have begun to pay off with commercial successes. It's taken almost 25 years."

It could also take a long time to produce useful applications from the mapping of the human genome - the operating system for all of human biology. "The sequencing of the human genome is like going into a book store, buying a book, and finding that all the letters are there, but there is no punctuation and no spacing," says Rick. "It's very hard to read. You have to figure out where the spacing and punctuation is, and then you have to read the book, and decide what the story is all about."

Even if desired applications of the new genetics come to fruition, people may live longer lives - but not necessarily happier lives.

A symposium of senior pharmaceutical and biotechnology executives in July warned that extending life doesn't mean that older people won't continue to face problems with memory, cognition and anxiety. We need to fix the mind as well as the body.


UNDERSTANDING THE SCIENCE

The Growth Fund of America tries hard to mitigate risk in this high-risk area of investing. "We try to invest when companies are more mature," says Rick. "Hopefully, it's when companies are in the later stages of clinical testing of their pharmaceuticals. But sometimes that's not possible. So we try to understand the science behind the drugs that are in development. Some cases are cut-and-dried. Here is a pathway that causes a disease and here is a drug that blocks that pathway. Other cases are more complicated. Timing when to invest can be challenging. If you invest too early, you run the risk of losing your entire investment. If you get in too late, you can miss the big growth in stock price."

[photo of a DNA strand]
[Begin Pull Quote]
"We try to understand the science behind the drugs that are in development." (rick beleson)
[End Pull Quote]



CHOOSING THE RIGHT COMPANIES
LOOKING AHEAD TO THE FUTURE

[photo of satellite dishes on a hillside]
[Begin Pull Quote]
"We're value investors in a growth world. With our approach, volatility can be a friend. We can buy lots of shares of the right company during a market decline, when they are giving them away." (jim drasdo)
[End Pull Quote]

Investing in these volatile, emerging fields is best done by professionals who understand the potential and the risk. "The Growth Fund of America invests in the future with an eye for value," says Jim Drasdo, president of the fund. "We're value investors in a growth world. With our approach, volatility can be a friend. We can buy lots of shares of the right company during a market decline, when they are giving them away."

The fund's analysts and portfolio counselors have the flexibility to move in and out of industries or companies when the time seems right. "This is a fund that does not worry about the dividend as a principal measure of value, so we have a broader list of securities to choose from," says Mike Kerr, portfolio counselor. In these explosive industries of the future, having the flexibility to move quickly has been an important ingredient in successful growth investing.


AN AMERICAN FUNDS SYSTEM THAT WORKS

One of the keys to The Growth Fund of America's success is that it follows a unique system of management that was pioneered more than 40 years ago by Capital Research. Employed throughout The American Funds Group, it's called the "multiple portfolio counselor system." The system is designed to enable investment professionals to act on their strongest convictions.

This approach divides the fund's assets into eight distinct parts. The fund's seven portfolio counselors manage their parts independently, subject to overall fund guidelines and objectives. They invest each portion as if it were an entire fund. An eighth segment is assigned to the fund's research analysts. In addition to providing investment ideas to portfolio counselors, the analysts also invest in their own best research ideas. Analysts cover specific industries, from biotechnology to fiber optics and satellite transmission, while portfolio counselors are "big picture" investors who select companies from a wide range of industries.


AN EXPERIENCED CREW OF PROS

The fund's portfolio counselors are all veterans, with an average of 26 years experience in the investment business and 25 years at Capital Research. "We've seen tough times as well as good times," says Jim Drasdo. "While we always try to do as well as we can, we always take risk into consideration."

The portfolio counselors and research analysts bring different investment styles, ideas and strengths to the management of the fund. Since they all select companies for the fund, the result is a diverse mix of stocks chosen from many different perspectives. Shareholders benefit, because this approach allows them to participate in the growth of a wide variety of companies.

Judging by its short-, medium- and long-term records, this system seems to fit The Growth Fund of America especially well. The fund's annualized returns have outpaced Standard & Poor's 500 Stock Composite Index over these three time periods: one year: 53.5% to 16.3%; five years: 28.1% to 24.0%; and over the fund's lifetime: 18.9% to 14.9%.

The bottom line is investing in the future and choosing the right companies.

[photo of two technological wires]
[Begin Pull Quote]
This system is designed to enable investment professionals to act on their strongest convictions.
[End Pull Quote]


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[begin sidebar]
[blurred photo of the United States of America flag]
As a shareholder in The Growth Fund of America, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.
[end sidebar]

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

- A long-term, value-oriented approach: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

- An unparalleled global research effort: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

- A multiple portfolio counselor system: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

- Experienced investment professionals: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

- A commitment to low operating expenses: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.

[blurred photo of the star section of the United States of America flag] [Begin Sidebar]
We also offer a full line of retirement plans and variable annuities. [End Sidebar]





The Growth Fund of America, Inc.
Investment Portfolio, August 31, 2000

[begin pie chart]

                                                              Percent
                                                               of Net
Largest Industry Holdings                                      Assets

Electronic Components                                           15.78%
Health & Personal Care                                           12.63
Broadcasting & Publishing                                        11.81
Insurance                                                         5.92
Data Processing & Reproduction                                    4.93
Other Industries                                                 34.61
Cash & Equivalents                                               14.32
[end pie chart]

[begin table]
Largest Equity Holdings

Viacom                                                           3.31%
Time Warner                                                       2.90
PMC-Sierra                                                        2.59
Texas Instruments                                                 2.29
American International Group                                      2.04
Pfizer                                                            1.95
Corning                                                           1.92
Micron Technology                                                 1.75
Palm                                                              1.71
Fannie Mae                                                        1.52

[end table]


[begin table]
                                                                             Market  Percent
Equity Securities (Common &                                                  Value   of Net
 Preferred Stocks)                                             Shares          (000)  Assets

ELECTRONIC COMPONENTS  -  15.78%
PMC-Sierra, Inc. (1)                                         4,513,200    $1,065,115     2.59
Texas Instruments Inc.                                      14,050,000       940,472     2.29
Corning Inc.                                                 2,409,800       790,264     1.92
Micron Technology, Inc. (1)                                  8,810,000       720,217     1.75
Analog Devices, Inc. (1)                                     4,066,666       408,700      .99
Microchip Technology Inc. (1)(2)                             4,012,500       273,101      .66
LSI Logic Corp. (1)                                          7,000,000       251,562      .61
Linear Technology Corp.                                      3,236,000       232,790      .57
Solectron Corp. (1)                                          3,884,000       175,994      .43
Intel Corp.                                                  2,300,000       172,213      .42
Motorola, Inc.                                               4,276,500       154,221      .38
Vitesse Semiconductor Corp. (1)                              1,700,000       150,981      .37
Seagate Technology (1)                                       2,500,000       148,437      .36
Altera Corp. (1)                                             2,100,000       136,106      .33
Adaptec, Inc. (1)(2)                                         5,050,000       123,725      .30
Taiwan Semiconductor Manufacturing                          24,088,000       104,578      .25
Co. Ltd. (Taiwan)(1)
Redback Networks Inc. (1)                                      600,000        89,625      .22
ON Semiconductor Corp.(1)                                    5,250,000        89,250      .22
Maxim Integrated Products, Inc. (1)                            900,000        78,919      .19
Sanmina Corp. (1)                                              600,000        70,800      .17
SCI Systems, Inc.(1)                                         1,108,800        68,468      .17
Dallas Semiconductor Corp.                                   1,600,000        66,200      .16
Jabil Circuit, Inc. (1)                                        900,000        57,431      .14
Fairchild Semiconductor Corp., Class A (1)                   1,050,000        41,738      .10
Quantum Corp.-Hard Disk Drive (1)                            2,100,000        20,475
Quantum Corp. - DLT & Storage Systems (1)                    1,513,700        20,530      .10
Murata Manufacturing Co., Ltd. (Japan)                         125,000        19,149      .05
Cypress Semiconductor Corp. (1)                                300,000        14,831      .04

HEALTH & PERSONAL CARE  -  12.63%
Pfizer Inc                                                  18,500,000       800,125     1.95
Cardinal Health, Inc., Class A                               6,805,000       556,734     1.36
Pharmacia Corp. (merger of Monsanto Co.                      9,158,750       536,359     1.31
and Pharmacia & Upjohn, Inc.)
American Home Products Corp.                                 7,625,000       413,180     1.01
Forest Laboratories, Inc. (1)                                3,756,700       367,687      .89
AstraZeneca PLC (United Kingdom)                             7,090,000       319,792
AstraZeneca PLC (ADR)                                          380,000        17,314      .82
Millennium Pharmaceuticals, Inc. (1)                         1,700,000       243,312      .59
Guidant Corp. (1)                                            3,550,000       238,959      .58
Gillette Co.                                                 6,500,000       195,000      .47
Sepracor Inc. (1)                                            1,654,800       182,028      .44
IVAX Corp.(1)                                                4,812,000       166,616      .40
Elan Corp., PLC (ADR) (Ireland)(1)                           2,770,000       161,526      .39
Medlmmune, Inc. (1)                                          1,500,000       126,188      .31
Bristol-Myers Squibb Co.                                     2,350,000       124,550      .30
Enzon, Inc. (1)                                              1,880,000       114,445      .28
Cephalon Inc.(1)                                             1,690,000        85,028      .21
Chiron Corp. (1)                                             1,500,000        81,094      .20
Sanofi-Synthelabo   (France)                                 1,650,000        80,222      .20
Celera Genomics Group (1)                                      728,800        79,029      .19
Amylin Pharmaceuticals, Inc. (1)(3)                          3,000,000        40,688      .10
IDEXX Laboratories, Inc.(1)                                  1,400,000        36,575      .09
ILEX Oncology, Inc. (1)(3)                                   1,040,000        34,320      .08
Genentech, Inc. (1)                                            168,200        32,042      .08
Becton, Dickinson and Co.                                    1,000,000        30,125      .07
Maxim Pharmaceuticals, Inc. (1)                                478,500        29,278      .07
Medtronic, Inc.                                                560,000        28,700      .07
Avon Products, Inc.                                            713,500        27,960      .07
Guilford Pharmaceuticals, Inc.(1)                              900,000        24,075      .06
SICOR Inc.(1)                                                1,694,702        16,417      .04

BROADCASTING & PUBLISHING  -  11.81%
Viacom Inc., Class B (1)                                    18,548,588     1,248,552
Viacom Inc., Class A (1)                                     1,629,400       110,392     3.31
Time Warner Inc.                                            13,929,600     1,190,981     2.90
Clear Channel Communications, Inc. (1)                       8,283,000       599,482     1.46
News Corp. Ltd., preferred                                   6,353,750       281,153
 (ADR) (Australia)
News Corp. Ltd. (ADR)                                        5,450,000       286,806     1.38
Fox Entertainment Group, Inc., Class A (1)                   8,720,000       252,335      .62
USA Networks, Inc. (1)                                       9,700,000       233,406      .57
Infinity Broadcasting Corp.(1)                               5,573,300       211,089      .51
Nippon Television Network Corp. (Japan)                        252,920       144,729      .35
AT&T Corp.Liberty Media Group, Class A (1)                   5,400,000       115,425      .28
Chris-Craft Industries, Inc. (1)                             1,292,176       101,113      .25
UnitedGlobalCom, Inc., Class A (1)                           1,400,000        53,638      .13
BHC Communications, Inc., Class A (1)                           62,840         9,615      .02
E.W. Scripps Co., Class A                                      150,000         7,603      .02
Ziff-Davis Inc. (1)                                            331,200         3,643      .01
Sinclair Broadcast Group, Inc., Class A (1)                    143,100         1,726      .00

INSURANCE  -  5.92%
American International Group, Inc.                           9,400,000       837,775     2.04
Marsh & Mclennan Companies, Inc.                             4,964,900       589,582     1.43
Berkshire Hathaway Inc., Class A  (1)                            8,200       473,140     1.15
XL Capital Ltd., Class A (Incorporated                       3,285,000       226,460      .55
in Bermuda)
Progressive Corp.                                            2,035,000       154,278      .38
Protective Life Corp.                                        2,763,600        79,453      .19
MGIC Investment Corp.                                          600,000        35,288      .09
Mercury General Corp.                                        1,275,000        34,983      .09

DATA PROCESSING & REPRODUCTION  -  4.93%
Palm, Inc. (1)                                              15,978,058       703,034     1.71
Intuit Inc. (1)                                              3,541,300       212,035      .52
PeopleSoft, Inc. (1)                                         5,900,000       190,275      .46
Cadence Design Systems, Inc. (1)                             7,749,000       164,666      .40
Microsoft Corp. (1)                                          2,000,000       139,625      .34
Computer Associates International, Inc.                      3,975,000       126,206      .31
Fujitsu Ltd. (Japan)                                         3,500,000       101,454      .25
Lexmark International Group,                                 1,200,000        81,375      .20
Inc., Class A (1)
International Business Machines Corp.                          600,000        79,200      .19
3Com Corp. (1)                                               4,350,000        72,319      .18
Gateway, Inc. (1)                                              811,000        55,229      .13
Compaq Computer Corp.                                        1,000,000        34,063      .08
Storage Technology Corp. (1)                                 2,000,000        31,625      .08
Autodesk, Inc.                                                 901,000        25,341      .06
BMC Software, Inc. (1)                                         300,000         8,100      .02

BUSINESS SERVICES  -  4.71%
United Parcel Service, Inc., Class B                         4,560,500       252,823      .62
Flextronics International Ltd.                               2,600,000       216,613      .53
(USA --- Incorporated in Singapore)(1)
FDX Corp. (1)                                                4,700,000       189,645      .46
Cendant Corp. (1)                                           12,018,000       158,487      .39
Yahoo  Inc.(1)                                               1,000,000       121,500      .30
Sabre Group Holdings., Class A (1)                           4,319,848       120,416      .29
VerticalNet, Inc.(1)                                         1,800,000        95,850      .23
Robert Half International, Inc. (1)                          3,000,000        95,437      .23
Genuity Inc., Class A(1)                                     8,499,100        73,305      .18
PSINet Inc. (1)                                              3,950,000        69,372      .17
Waste Management, Inc.                                       3,550,000        67,228      .16
Allied Waste Industries, Inc. (1)                            7,250,000        66,609      .16
United Rentals, Inc. (1)                                     3,000,000        62,250      .15
Covad Communications Group, Inc. (1)                         3,500,000        57,094      .14
Internet Capital Group, Inc.(1)                              1,350,000        47,081      .11
Paychex, Inc.                                                1,035,000        46,187      .11
Snyder Communications, Inc. (1)                              1,500,000        41,062      .10
Concord EFS, Inc. (1)                                        1,000,000        32,125      .08
Loudcloud, Inc., convertible                                 3,600,799        30,714      .08
preferred, Series C(1)(3)(4)
Consumer Financial Network, Inc.,                            6,500,000        26,000      .06
convertible preferred, Series C(1)(3)(4)
iXL Enterprises, Inc.(1)                                     2,675,000        25,580      .06
ServiceMaster Co.                                            2,000,000        19,375      .05
X.com Corp., convertible preferred,                          5,400,000        14,850      .04
Series C(1)(3)(4)
Ventiv Health, Inc. (1)                                        333,333         4,458      .01

ELECTRICAL & ELECTRONICS  -  4.27%
Juniper Networks, Inc. (1)                                   2,100,000       448,875     1.09
Nortel Networks Corp.  (Canada)                              5,244,480       427,753     1.04
Cisco Systems, Inc.(1)                                       4,100,000       281,362      .69
Nokia Corp., Class A (ADR) (Finland)                         5,720,000       257,043      .63
Telefonaktiebolaget LM Ericsson,                             8,000,000       164,000      .40
Class B (ADR) (Sweden)
NEC Corp. (Japan)                                            3,183,000        91,071      .22
Lucent Technologies Inc.                                     2,000,000        83,625      .20

LEISURE & TOURISM  -  3.82%
Walt Disney Co.                                             14,485,000       564,010     1.37
Starbucks Corp. (1)                                          9,250,000       338,781      .83
Seagram Co. Ltd. (Canada)                                    4,141,200       249,248      .61
Carnival Corp.                                              10,147,900       202,324      .49
MGM Mirage, Inc.(3)                                          4,058,500       139,511
MGM Mirage, Inc.                                             1,199,800        41,243      .44
Pixar  (1)                                                   1,000,000        33,000      .08

ELECTRONIC INSTRUMENTS  -  3.36%
KLA - Tencor Corp. (1)                                       4,500,000       295,313      .72
Corvis Corp. (1)(3)(4)                                       2,980,260       262,980
Corvis Corp. (1)                                               202,300        21,001      .69
PE Biosystems Group                                          2,429,600       239,012      .58
Applied Materials, Inc. (1)                                  2,550,000       220,097      .54
Affymetrix, Inc. (1)(3)                                      2,000,000       158,000      .38
Teradyne, Inc.(1)                                            1,300,000        84,256      .20
Nikon Corp. (Japan)                                          2,500,000        76,689      .19
Conexant Systems, Inc.(1)                                      500,000        18,594      .05
TyCom Ltd.(1)                                                  103,200         4,296      .01

FINANCIAL SERVICES  -  2.36%
Fannie Mae                                                  11,650,000       626,187     1.52
Capital One Financial Corp.                                  2,131,200       128,538      .31
Providian Financial Corp.                                      700,000        80,456      .20
USA Education Inc. (formerly                                 1,880,000        73,673      .18
SLM Holding Corp.)
Household International, Inc.                                1,300,000        62,400      .15

HEALTH CARE PROVIDERS & SERVICES  -  2.29%
HCA - The Healthcare Co. (formerly                          17,863,700       616,298     1.50
Columbia/HCA Healthcare Corp.)
WellPoint Health Networks Inc. (1)                           1,745,100       150,624      .37
Cintas Corp.                                                 2,025,000        84,164      .21
Universal Health Services,                                   1,050,000        74,287      .18
Inc., Class B (1)
Quintiles Transnational Corp. (1)                            1,000,000        13,938      .03

ENERGY SOURCES  -  1.97%
EOG Resources Inc.                                           3,550,000       135,788      .33
Devon Energy Corp.                                           2,149,600       125,886      .31
Norsk Hydro AS (ADR) (Norway)                                2,465,000       106,765      .26
Suncor Energy Inc. (Canada)                                  3,805,485        85,936      .21
Broken Hill Proprietary Co.                                  5,342,633        58,236      .14
Ltd. (Australia)
Shell Canada Ltd., Class A (Canada)                          2,500,000        56,880      .14
Burlington Resources Inc.                                    1,418,800        55,777      .14
Pogo Producing Co.                                           1,994,400        53,599      .13
Enterprise Oil PLC (United Kingdom)                          6,500,000        51,582      .12
Talisman Energy Inc. (Canada)(1)                             1,067,700        35,869      .09
Murphy Oil Corp.                                               439,000        29,303      .07
Petro-Canada (Canada)                                          600,000        12,734      .03

MERCHANDISING  -  1.80%
Lowe's Companies, Inc.                                      10,800,000       483,975     1.18
Limited Inc.                                                 6,900,000       138,000      .34
Albertson's, Inc.                                            2,680,000        57,620      .14
Gap, Inc.                                                    1,800,000        40,387      .10
Walgreen Co.                                                   300,000         9,863      .02
Circuit City Stores, Inc. - Circuit                            200,000         5,188      .01
City Group
Lands' End, Inc. (1)                                           120,800         2,952      .01

BEVERAGES & TOBACCO  -  1.66%
Philip Morris Companies Inc.                                12,450,000       368,831      .90
Coca-Cola Co.                                                3,669,800       193,123      .47
PepsiCo, Inc.                                                2,250,000        95,906      .23
R.J. Reynolds Tobacco Holdings, Inc.                           641,666        23,020      .06

TRANSPORTATION: AIRLINES  -  1.30%
Southwest Airlines Co.                                      14,490,518       327,848      .80
AMR Corp. (1)                                                3,279,100       107,595      .26
Delta Air Lines, Inc.                                        2,030,000       100,485      .24

DIVERSIFIED TELECOMMUNICATION
SERVICES  -  0.90%
Sprint FON Group                                             3,500,000       117,250      .28
AT&T Corp.                                                   3,000,000        94,500      .23
WorldCom, Inc. (formerly MCI                                 2,000,000        73,000      .18
WorldCom, Inc.) (1)
Intermedia Communications Inc.(1)                            2,372,500        49,229      .12
Broadview Networks Holdings, Inc.,                           1,588,972        21,000      .05
convertible preferred, Series E(1)(3)(4)
Rhythms NetConnections Inc. (1)                              1,861,300        16,752      .04

IT CONSULTING & SERVICES  -  0.82%
Computer Sciences Corp.(1)                                   2,350,000       185,797      .45
Acxiom Corp. (1)                                             3,863,200        98,512      .24
Modis Professional Services, Inc. (1)                        4,000,000        27,500      .07
Affiliated Computer Services, Inc.,                            500,000        23,281      .06
Class A (1)

BANKING  -  0.76%
Bank of America Corp.                                        2,500,000       133,906      .33
Wells Fargo & Co.                                            2,000,000        86,375      .21
Charter One Financial, Inc.                                  2,000,000        47,500      .11
Washington Mutual, Inc.                                      1,300,000        45,500      .11

FOOD & HOUSEHOLD PRODUCTS  -  0.72%
Nabisco Group Holdings Corp.                                 6,550,000       183,809      .45
Keebler Foods Co.                                            1,632,800        74,803      .18
Dole Food Co., Inc.                                          2,721,900        38,447      .09

WIRELESS TELECOMMUNICATION
SERVICES  -  0.56%
Crown Castle International Corp.(1)                          6,651,000       230,707      .56

ENERGY EQUIPMENT  -  0.33%
Schlumberger Ltd. (Netherlands Antilles)                       800,000        68,250      .16
BJ Services Co. (1)                                            600,000        40,200      .10
Baker Hughes Inc.(1)                                           766,500        28,025      .07

MISCELLANEOUS MATERIALS &
COMMODITIES  -  0.30%
Sealed Air Corp. (1)                                         1,650,000        84,666      .21
Owens-Illinois, Inc.(1)                                      3,000,000        39,187      .09

TRANSPORTATION: RAIL & ROAD  -  0.27%
Burlington Northern Santa Fe Corp.                           4,000,000        89,500      .22
Wisconsin Central Transportation Corp. (1)                   1,650,000        22,069      .05

RECREATION  OTHER CONSUMER
PRODUCTS  -  0.17%
Hasbro, Inc.                                                 3,950,000        48,634      .12
American Greetings Corp., Class A                            1,176,400        21,911      .05

CHEMICALS  -  0.12%
Millennium Chemicals Inc.                                    1,425,000        23,512      .05
Air Products and Chemicals, Inc.                               450,000        16,341      .04
A. Schulman, Inc.                                              965,625        11,648      .03

UTILITIES: ELECTRIC & GAS  -  0.12%
Questar Corp.                                                2,225,000        48,255      .12

AEROSPACE & MILITARY TECHNOLOGY  -  0.08%
Bombardier Inc., Class B (Canada)                            2,000,000        33,007      .08

INDUSTRIAL COMPONENTS  -  0.05%
Danaher Corp.                                                  400,000        22,475      .05

BUILDING MATERIALS & COMPONENTS  -  0.04%
Johns Manville International Group, Inc.                     1,500,000        18,750      .04

Miscellaneous -  1.83%
Other equity securities in initial                                           753,256     1.83
period of acquisition


Total Equity Securities
               (cost: $21,004,778,000)
                                                                          35,209,866    85.68




                                                            Principal        Market  Percent
                                                               Amount         Value   of Net
Short-Term Securities                                            (000)         (000)  Assets

Corporate Short-Term Notes -   9.21%

Coca-Cola Co. 6.47%-6.54%                                     $150,000       148,344      .36
due 9/8-11/28/2000
AT&T Corp. 6.47%-6.59% due 9/5-11/15/2000                      147,010       145,943      .35
Gannett Co., Inc. 6.49%-6.50%                                  144,050       143,145      .35
due 9/14-10/19/2000 (3)
BellSouth Capital Funding Corp.                                142,000       140,614      .34
6.47%-6.55% due 9/14-11/15/2000(3)
Gillette Co. 6.48%-6.50%                                       135,000       133,919      .33
 due 9/15-11/17/2000 (3)
Alcoa Inc. 6.47%-6.58% due 9/5-11/14/2000                      133,500       132,204      .32
Motorola, Inc. 6.51%-6.58%                                     132,685       131,420      .32
due 9/26-11/7/2000
Bank of America Corp.  6.55%-6.59%                             125,000       123,636      .30
 due 10/11/2000-1/11/2001
CIT Group Holdings, Inc. 6.49%-6.61%                           125,000       124,277      .30
due 9/1-11/8/2000
GMAC Commercial Mortgage Securities,                           122,300       121,399      .30
Inc. 6.51%-6.57% due 9/1-10/23/2000
Preferred Receivables Funding Corp.                            118,700       118,206      .29
 6.50%-6.58% due 9/8-10/2/2000 (3)
Ford Motor Credit Co. 6.49%-6.51%                              116,900       115,983      .28
due 10/6-10/20/2000
Lucent Technologies Inc. 6.47%-6.50%                           111,900       111,304      .27
due 9/27-10/13/2000
Park Avenue Receivables Corp.                                  102,000       101,665      .25
6.50%-6.51% due 9/7/-10/3/2000 (3)
Marsh USA Inc. 6.48%-6.53%                                     100,000        98,475      .24
due 10/17-12/12/2000 (3)
IBM Credit Corp. 6.51% due 10/2-11/3/2000                       95,000        94,187      .23
Eastman Kodak Co. 6.50%-6.56%
due 9/8-10/16/2000                                              90,000        89,602      .22
GE Financial Assurance Holdings Inc.                            90,000        89,528      .22
6.53%-6.60% due 9/20-10/10/2000 (3)
Wal-Mart Stores, Inc. 6.50%-6.55%                               90,000        89,316      .22
 due 9/19-10/24/2000 (3)
SBC Communications Inc. 6.47%-6.50%                             88,700        88,146      .21
due 9/25-10/12/2000 (3)
Household Finance Corp. 6.51%-6.53%                             80,000        79,196      .19
due 10/18-10/30/2000
International Lease Finance Corp.                               79,400        78,699      .19
6.48%-6.51% due 10/6-10/24/2000
Bell Atlantic Financial Services,                               73,100        72,833      .18
Inc. 6.51%-6.55% due 9/8-10/5/2000
Merck & Co., Inc. 6.47% due 9/19-9/20/2000                      71,800        71,549      .17
Procter & Gamble Co.                                            71,700        71,234      .17
6.47%-6.50% due 9/28-10/25/2000
American Express Credit Corp. 6.50%-6.51%                       70,000        69,857      .17
 due 9/1-9/19/2000
Corporate Asset Funding Co. Inc.                                68,500        68,218      .17
6.53%-6.61% due 9/12-10/11/2000 (3)
Emerson Electric Co. 6.53%                                      66,500        66,078      .16
due 10/5/2000 (3)
Duke Energy Corp. 6.49%-6.50%                                   65,000        64,504      .16
due 10/12-10/13/2000
Minnesota Mining and Manufacturing Co.                          54,800        54,568      .13
6.54%-6.55% due 9/21-9/26/2000
USAA Capital Corp. 6.48%-6.55%                                  53,100        52,575      .13
due 9/6-11/13/2000
General Electric Capital Services, Inc.                         53,200        52,462      .13
6.48%-6.49% due 11/13-11/17/2000
E.I. Du Pont de Nemours and Co.                                 50,800        50,273      .12
6.47%-6.49% due 10/16-11/8/2000
General Dynamics Corp. 6.49%                                    51,000        50,119      .12
due 12/5/2000 (3)
Morgan Guaranty Trust Company                                   50,000        50,001      .12
6.61% 10/11/00
Associates First Capital Corp.                                  50,000        49,547      .12
6.53% due 10/20/2000
Campbell Soup Co. 6.56%-6.57%                                   45,300        44,865      .11
due 10/10-12/7/2000
Equilon Enterprises, LLC 6.51%-6.54%                            41,479        41,321      .10
due 9/7-10/4/2000
A.I. Credit Corp. 6.47%-6.56%                                   40,000        39,851      .10
due 9/14-9/27/2000
Avon Capital Corp. 6.57% due 9/11/2000 (3)                      39,000        38,922      .09
H.J. Heinz Co. 6.48%-6.49%                                      36,000        35,829      .09
 due 9/5-10/23/2000
Hershey Foods Corp. 6.48%-6.50%                                 36,300        35,824      .09
due 10/3-11/20/2000
Anheuser-Busch Companies, Inc. 6.59%                            30,000        29,664      .07
due 11/1/2000
Knight-Ridder, Inc. 6.53% due 1/26/2001                         30,000        29,191      .07
Pitney Bowes Credit Corp. 6.49%                                 25,000        24,950      .06
due 9/11/2000
John Hancock Capital Corp. 6.48%                                25,000        24,811      .06
due 10/13/2000 (3)
Ciesco LP 6.48%-6.53% due 9/19-10/6/2000                        21,650        21,542      .05
Verizon Global Funding 6.50% due 11/7/2000                      20,609        20,355      .05
Archer Daniels Midland Co. 6.57%                                20,000        19,949      .05
due 9/14/2000
Motiva Enterprises LLC 6.50% due 9/26/2000                      20,000        19,906      .05
Pharmacia Corp. 6.49% due 10/20/2000                            16,800        16,648      .04

                                                                           3,786,654     9.21


Federal Agency Discount Notes  -  5.19%

Fannie Mae 6.37%-6.50%                                         811,585       798,137     1.94
 due 9/7/2000-2/22/2001
Freddie Mac 6.39%-6.46%                                        671,297       663,447     1.62
due 9/14/2000-2/14/2001
Federal Home Loan Banks 6.39%-6.48%                            577,641       571,382     1.39
due 9/6/2000-2/16/2001
SLM Holding Corp. 6.67%-6.77%                                  100,000        99,965      .24
due 1/18/-2/15/2001(5)

                                                                           2,132,931     5.19



Non-U.S. CURRENCY  -  0.01%

New Taiwanese Dollar                                       NT$116,554          3,762      .01


Total Short-Term Securities                                                5,923,347    14.41
             (cost: $5,923,071,000)

Total Investment Securities                                               41,133,213   100.09
                    (cost:$26,927,849,000)
Excess of payables over cash                                                  38,580      .09
and receivables

NET ASSETS                                                               $41,094,633   100.00


1 Non-income-producing security.

2 The fund owns 5.07% of the outstanding voting securities of Microchip Technology,
  Inc. and 5.09% of the outstanding voting securities of Adaptec, Inc. and thus is considered an affiliate as defined under the Investment Company Act of 1940.

3 Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

4 Valued under procedures established by the Board of Directors.

5 Coupon rate may change periodically.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.

ADR = American Depositary Receipt

See Notes to Financial Statements






Growth Fund of America
August 31, 2000


Equity securities
 appearing in the portfolio
 since February 29, 2000

Acxiom
Affiliated Computer Services
Baker Hughes
Berkshire Hathaway
Bristol-Myers Squibb
Broadview Networks
Broken Hill
Burlington Northern Santa Fe
Burlington Resources
Cephalon
Chiron
Coca-Cola
Conexant Systems
Consumer Financial Network
Covad Communications Group
Enzon
Gap
Genuity
Gillette
ILEX Oncology
Infinity Broadcasting
Intermedia Communications
Internet Capital Group
Intuit
IVAX
iXL Enterprises
Loudcloud
Marsh & Mclennan Companies
Maxim Pharmaceuticals
MGM Mirage
Murphy Oil
Nikon
Norsk Hydro
ON Semiconductor
Owens-Illinois
Palm
Pixar
Progressive
PSINet
Sanofi-Synthelabo
TyCom
Ventiv Health
VerticalNet
Walgreen
Walt Disney
X.com
Yahoo!


Equity securities
 eliminated from the portfolio
 since February 29, 2000

ADVANTEST
AMFM
Amgen
Apollo Group
Applied Micro Circuits
Biogen
Cablevision Systems
Consolidated Stores
Continental Airlines
Dell Computer
FleetBoston
Galileo International
Gilead Sciences
Harrah's
International Flavors & Fragrances
MMC Networks
National Computer Systems
NIKE
NTT Mobile Communications Network
Omnicare
Oracle
Rohm
SFX Entertainment
Synder Communications, Inc. - Circle.com
Teleglobe
Thermo Electron
Transkaryotic Therapies
[end table]






The Growth Fund of America
Financial Statements
[begin table]


Statement of Assets and Liabilities
at August 31, 2000                                                      (dollars in thousands)

Assets:
Investment securities at market
 (cost: $26,927,849)                                                                  $41,133,213
Cash                                                                                          760
Receivables for--
 Sales of investments                                              $   88,343
 Sales of fund's shares                                               132,435
 Dividends and accrued interest                                        16,500             237,278

                                                                                       41,371,251
Liabilities:
Payables for--
 Purchases of investments                                             207,131
 Repurchases of fund's shares                                          36,513
 Management services                                                   10,331
 Other expenses                                                        22,643             276,618

Net Assets at August 31, 2000--                                                        41,094,633
 Total authorized capital
 stock--2,000,000,000 shares
Class A shares, $0.001 par value:
 Net Assets                                                                           $40,670,840
 Shares outstanding                                                                 1,132,593,360
 Net asset value per share                                                                 $35.91
Class B shares, $0.001 par value:
 Net Assets                                                                              $423,793
 Shares outstanding                                                                    11,840,360
 Net asset value per share                                                                 $35.79

See Notes to Financial Statements


Statement of Operations
for the year ended August 31, 2000                                    (dollars in thousands)

Investment Income:
Income:
 Dividends                                                        $   126,650
 Interest                                                             263,409
                                                                                        $ 390,059


Expenses:
 Management services fee                                               97,125
 Distribution expenses - Class A                                       75,719
 Distribution expenses - Class B                                          798
 Transfer agent fee - Class A                                          29,052
 Transfer agent fee - Class B                                              80
 Reports to shareholders                                                  866
 Registration statement and prospectus                                  2,780
 Postage, stationery and supplies                                       5,097
 Directors' fees                                                          179
 Auditing and legal fees                                                   73
 Custodian fee                                                          1,033
 Taxes other than federal income tax                                        1
 Other expenses                                                           276             213,079

 Net investment income                                                                    176,980


Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                       5,138,742
Net increase in unrealized appreciation
 on investments:
 Beginning of year                                                  7,194,763
 End of year                                                       14,205,355           7,010,592

 Net realized gain and unrealized
 appreciation on investments                                                           12,149,334


Net Increase in Net Assets Resulting
 from Operations                                                                   $   12,326,314


See Notes to Financial Statements



Statement of Changes in Net Assets

                                                                           (dollars in thousands)
                                                                            Year Ended August 31
                                                                          2000                1999
Operations:
Net investment income                                          $      176,980       $      48,143
Net realized gain on investments                                    5,138,742           2,423,859
Net increase in unrealized appreciation
 on investments                                                     7,010,592           4,827,884

 Net increase in net assets
  resulting from operations                                        12,326,314           7,299,886


Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                             (37,243)            (59,245)
  Class B                                                                   -                   -
Distributions from net realized
gain on investments:
  Class A                                                          (2,644,238)         (1,454,805)
  Class B                                                                   -                   -

 Total dividends and distributions                                 (2,681,481)         (1,514,050)


Capital Share Transactions:
 Proceeds from shares sold                                         12,180,471           4,179,298
 Proceeds from shares issued in
  reinvestment of net investment income
  dividends and distributions of net                                2,584,000           1,460,168
  realized gain on investments
 Cost of shares repurchased                                        (3,987,584)         (2,550,833)


 Net increase in net assets resulting
 from capital share transactions                                   10,776,887           3,088,633


Total Increase in Net Assets                                       20,421,720           8,874,469

Net Assets:
Beginning of year                                                  20,672,913          11,798,444

End of year (including undistributed
 net investment income and
 distributions in excess of net
 investment income of $71,158
 and $(660), respectively)                                       $ 41,094,633        $ 20,672,913




See Notes to Financial Statements

[end table]





THE GROWTH FUND OF AMERICA, INC.
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the year ended August 31, 2000, such non-U.S. taxes were $1,990,000.

CURRENCY GAINS AND LOSSES - Net realized currency gains on    dividends and
other receivables and payables, on a book basis, were $493,000 for the year ended August 31, 2000.


3. FEDERAL INCOME TAXATION - The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of August 31, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $14,205,364,000; $15,385,803,000 related to appreciated securities and $1,180,439,000 related to depreciated securities. During the year ended August 31, 2000, the fund realized, on a tax basis, a net capital gain of $5,139,281,000 on securities transactions.

Net gains related to non-U.S. currency transactions of $517,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $26,927,849,000 at August 31, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $97,125,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Board of Directors approved an amended agreement effective September 1, 2000. Additional breakpoints were added for net assets in excess of $21 billion, and annual rates were reduced for net assets in excess of $27 billion. Beginning June 1, 2000, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement. The Amended Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:

                            Net Asset Level  (in billions)
Rate                       Up to               In Excess of
 .50 %                      $ 0                        $ 1
 .40                          1                          2
 .37                          2                          3
 .35                          3                          5
 .33                          5                          8
 .315                         8                         13
 .30                         13                         21
 .29                         21                         27
 .285                        27                         34
 .281                        34                         44
 .278                        44                         55
 .276                        55

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class A were limited to $75,719,000. Had no limitation been in effect, the fund would have paid $81,332,000 in distribution expenses for Class A shares under the plan. Some or all of the unpaid amounts may be paid by the fund in the future. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class B were $798,000. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $18,798,000 and $298,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $23,877,000(after allowances to dealers)during the year ended August 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - The fee of $29,132,000 was incurred during the year ended August 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Directors, were $970,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $16,857,622,000 and $12,255,316,000, respectively, during the year ended August 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended August 31, 2000, the custodian fee of $1,033,000 included $183,000 that was paid by these credits rather than in cash.

The fund reclassified $67,300,000 from undistributed net investment income and $174,348,000 from undistributed net realized gains to additional paid-in capital for the year ended August 31, 2000, as a result of permanent differences between book and tax.

As of August 31, 2000, net assets consisted of the following:

                                             Amount(000)
Capital paid in on shares of
beneficial interest                          $22,362,726
UNDISTRIBUTED net investment income               71,158
Accumulated net realized GAIN                  4,455,394
Net unrealized APPRECIATION                   14,205,355
Net assets                                   $41,094,633


Capital share transactions in the fund were as follows:

                   YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                    Amount          Shares            Amount          Shares
                    (000)                             (000)

CLASS A
SHARES:
 Sold               $11,779,150     375,822,583       $4,179,298      174,121,917
 Reinvestment       2,584,000       95,682,395        1,460,168       66,551,910
 of dividends
 and
 distributions
 Repurchased        (3,984,053)     (127,934,299)     (2,550,833)     (109,023,256)
 Net increase       10,379,097      343,570,679        3,088,633      131,650,571
 in Class A

CLASS B*
SHARES:
 Sold               401,321         11,944,670        -               -
 Reinvestment       -               -                 -               -
 of dividends
 and
 distributions
 Repurchased        (3,531)         (104,310)         -               -
 Net increase       397,790         11,840,360        -               -
 in Class B
TOTAL NET           $10,776,887     $355,411,039      $3,088,633      131,650,571
INCREASE IN
FUND










PER-SHARE DATA AND RATIOS (1)

                                                                                   Net
                                        Net asset                        gains/(losses)
                                            value,             Net        on securities   Total from
                                         beginning       investment      (both realized    investment
Year ended(1)                              of year           income     and unrealized)    operations
Class A:
2000                                         $26.20         0.18(2)             12.77(2)        $12.95
1999                                          17.95              .07               10.48         10.55
1998                                          20.14              .10               (.10)           .00
1997                                          15.39              .13                5.59          5.72
1996                                          16.55              .13               (.01)           .12
Class B:
2000                                          32.44       -     (2)             3.35(2)           3.35




                                         Dividends
                                        (from net     Distributions                        Net asset
                                        investment    (from capital               Total    value, end
Year ended(1)                              income)           gains)       distributions       of year
Class A:
2000                                         $(.04)          $(3.20)             $(3.24)        $35.91
1999                                          (.09)           (2.21)              (2.30)         26.20
1998                                          (.13)           (2.06)              (2.19)         17.95
1997                                          (.11)            (.86)               (.97)         20.14
1996                                          (.14)           (1.14)              (1.28)         15.39
Class B:
2000                                             -                -                   -          35.79




                                                                              Ratio of      Ratio of
                                                        Net assets,            expenses    net income
                                            Total       end of year          to average    to average
Year ended(1)                               return    (in millions)          net assets    net assets
Class A:
2000                                      $53.51%            $40,671                .70%          .58%
1999                                          61.26           20,673                 .70           .28
1998                                          (.24)           11,798                 .70           .48
1997                                          38.54           11,646                 .72           .73
1996                                            .90            8,511                 .74           .82
Class B:
2000                                          10.33              424            1.45(3)       -   (3)



                                         Portfolio
                                          turnover
Year ended(1)                                 rate
Class A:
2000                                     46.53%(4)
1999                                          45.61
1998                                          38.84
1997                                          34.10
1996                                          27.95
Class B:
2000                                      46.53(4)


(1) The periods 1996 through 2000 represent fiscal years ended August 31.
    The period ended 2000 represents, for Class B shares, the 169-day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total returns for Class B is based on activity during the period and thus are not representative of a full year.
    Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended August 31, 2000.












INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc., including the investment portfolio, as of August 31,2000,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 2000, for Class B shares. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 200 for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Los Angeles, California
September 29, 2000








Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2000, the fund paid a long-term capital gain distribution of $2,644,238,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.







BOARD OF DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

JAMES E. DRASDO
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

LEONADE D. JONES
Burlingame, California
Chief Financial Officer and Secretary,
VentureThink, LLC;
former Treasurer,
The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School
of Business, Stanford University

GAIL L. NEALE
Burlington, Vermont
President,
The Lovejoy Consulting Group, Inc.;
former Executive Vice President
of the Salzburg Seminar

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

JAMES F. ROTHENBERG
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research
and Management Company

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University


OTHER OFFICERS

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research
and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research
and Management Company

DONALD D. O'NEAL
San Francisco, California
Senior Vice President of the fund
Senior Vice President,
Capital Research
and Management Company

RICHARD M. BELESON
San Francisco, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

MICHAEL T. KERR
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

BRADLEY J. VOGT
Washington, D.C.
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research
and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research
and Management Company

DAVID A. PRITCHETT
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research
and Management Company




The American Funds Group(r)


OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research
and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462


FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ

THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE GROWTH FUND OF AMERICA, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 2000, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

Printed on recycled paper
Litho in USA CDA/AL/4818
Lit. No. GFA-011-1000